Commitments and Contingencies	9 Months Ended
Sep. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
10.
Commitments and Contingencies

Dedicated Manufacturing and Commercial Supply Agreement

In June 2020, the Company entered into a dedicated manufacturing and commercial supply agreement (the “Manufacturing Agreement”) with Brammer Bio MA, LLC (“Brammer”) pursuant to which Brammer was obligated to reserve certain amounts of manufacturing capacity in its manufacturing facility to supply the Company with its product candidate FLT180a for the treatment of hemophilia B. As consideration for the reserved manufacturing capacity, the Company was required to pay Brammer an annual capacity access fee, subject to inflationary annual increases, excluding any purchase commitment or other fees.

The Company committed to an annual minimum purchase commitment throughout the term of the Manufacturing Agreement. The term of the Manufacturing Agreement was effective as of June 30, 2020 and was to continue until December 31, 2027.

On July 15, 2022, the Company sent notice in writing to Brammer that it was terminating, as of July 31, 2022, the Manufacturing Agreement as a result of alleged material breaches by Brammer of the Manufacturing Agreement and related agreements. On August 17, 2022, Brammer responded with a letter to terminate the Manufacturing Agreement effective immediately for the Company's alleged material breach of the Manufacturing Agreement and related agreements.

Subsequent to September 30, 2022, the Company has filed a demand for arbitration before the American Arbitration Association in New York (see Note 13, Subsequent Events) for alleged breaches of the Manufacturing Agreement and resulting damages. There can be no assurance that the outcome of such dispute will be successful, and an adverse determination could have a material adverse effect on the Company's financial condition. However, the Company is confident in the merits of its claims against Brammer and intends to prosecute this action vigorously.

As a result of the mutual termination of the Manufacturing Agreement, the Company has derecognized the associated operating lease assets and liabilities (see below). No loss contingencies have been recorded by the Company in relation to the dispute because the Company believes the possibility that a loss has been incurred is remote at this time.

Legal Proceedings

From time to time, the Company may be a party to litigation or arbitration or subject to claims incident to the ordinary course of business. Regardless of the outcome, litigation and arbitration are subject to inherent uncertainties and could adversely impact the Company’s reputation, operations, and its operating results or overall financial condition. As of September 30, 2022, there were no pending material legal proceedings to which the Company was a party or to which any of its property was subject, and the Company did not have contingency reserves established for any liabilities as of September 30, 2022 and December 31, 2021. When appropriate in management’s estimation, the Company will record adequate reserves in its financial statements for pending litigation or arbitration. See Note 13, Subsequent Events, for information regarding the Company’s dispute with Brammer.

Operating Lease Agreements

In August 2022, in connection with the termination of the Manufacturing Agreement, the Company terminated the operating lease in connection with the dedicated capacity at the Brammer facility. The Company derecognized the related right-of-use asset of approximately $35.6 million and accordingly the operating lease liabilities of $40.3 million, resulting in a gain of $5.3 million, which was included in other income (expense), net on the condensed consolidated statements of operations for the nine months ended September 30, 2022.

The following table summarizes the Company’s costs included in the statements of operations related to right of use lease assets entered into through September 30, 2022 (in thousands):

Lease Cost	For the Nine Months Ended September 30, 2022
Operating lease cost
Research and development	$10,459
General and administrative	237
Short-term lease cost	217
Sublease income	(186)
Total lease cost	$10,727

Other Information	For the Nine Months Ended September 30, 2022
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$9,301
Weighted-average remaining lease term-operating leases	6.90
Weighted-average discount rate-operating leases	7.28%

Contractual Obligations

The following table summarizes the Company’s contractual obligations as of September 30, 2022, and the effects that such obligations are expected to have on its liquidity and cash flows in future periods (in thousands):

Maturity of Contractual Obligation
Years Ended December 31,	Operating Leases
2022 (excluding the nine months ended September 30, 2022)	$928
2023	3,585
2024	2,643
2025	1,442
2026	1,230
Thereafter	6,970
Total payments	16,798
Less: imputed interest	(5,316)
Less: foreign exchange (gain)/loss	477
Total	$11,959

The Company recorded rent expense of $11.7 million for the nine months ended September 30, 2021, prior to the adoption of ASC 842.

Indemnification Agreements

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.

In accordance with the Articles of Association in force on September 30, 2022, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date, and the Company has director and officer insurance that may enable it to recover a portion of any amounts paid for future potential claims.